HUMBOLDT BANCORP

                                       TO

                        --------------------------------
                                    (Trustee)




                                    INDENTURE

                         Dated as of ___________________








                           8% Certificates of Interest

                                       HUMBOLDT BANCORP

Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _______________ ,1999


Trust Indenture Act Section                             Indenture Section
---------------------------                             -----------------
ss.310(a)(1)                                                    609
(a)(2)                                                          609
(a)(3)                                                          Not Applicable
(a)(4)                                                          Not Applicable
(a)(5)                                                          609
(b)                                                             608, 610
(c)                                                             Not Applicable
ss.311(a)                                                       613
ss.311(b)                                                       613
ss.312(a)                                                       701, 702(a)
ss.312(b)                                                       702(b)
ss.312(c)                                                       702(c)
ss.313(a)                                                       703(a)
ss.313(b)                                                       703(a)
ss.313(c)                                                       703(a)
ss.313(d)                                                       703(b)
ss.314(a)                                                       704, 1004
ss.314(b)                                                       Not Applicable
ss.314(c)(1)                                                    102
ss.314(c)(2)                                                    102
ss.314(c)(3)                                                    Not Applicable
ss.314(d)                                                       Not Applicable
ss.314(e)                                                       102
ss.315(a)                                                       601
ss.315(b)                                                       602
ss.315(c)                                                       601
ss.315(d)                                                       601
ss.315(e)                                                       514
ss.316(a)                                                       101
ss.316(a)(1)(A)                                                 104(e), 502, 512
ss.316(a)(1)(B)                                                 104(e), 513
ss.316(a)(2)                                                    Not Applicable
ss.316(b)                                                       508
ss.316(c)                                                       104(e)
ss.317(a)(1)                                                    503
ss.317(a)(2)                                                    504
ss.317(b)                                                       1003
ss.318(a)                                                       107
ss.318(c)                                                       107

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.



                                       TABLE OF CONTENTS

                                                                                          Page


        RECITALS OF THE COMPANY..............................................................1

        ARTICLE ONE:  Definitions and Other Provisions of General Application................1
               Section 101.  Definitions.....................................................1
                      Act....................................................................2
                      Affiliate..............................................................2
                      Agreement..............................................................2
                      Bancorp Market Value Per Share.........................................2
                      Board of Directors.....................................................2
                      Board Resolution.......................................................2
                      Business Day...........................................................2
                      Capital Exchange Agent.................................................2
                      Capital Exchange Date..................................................2
                      Capital Exchange Price.................................................2
                      Capital Securities.....................................................2
                      Capital Security Election Form.........................................2
                      Commission.............................................................3
                      Company................................................................3
                      Company Request and Company Order......................................3
                      Corporate Trust Office.................................................3
                      Corporation............................................................3
                      Defaulted Interest.....................................................3
                      Dollar or $............................................................3
                      Event of Default.......................................................3
                      Holder.................................................................3
                      Indenture..............................................................3
                      Interest Payment Date..................................................3
                      Maturity...............................................................3
                      Officers' Certificate..................................................3
                      Opinion of Counsel.....................................................4
                      Outstanding............................................................4
                      Paying Agent...........................................................4
                      Person.................................................................4
                      Place of Capital Exchange..............................................4
                      Place of Payment.......................................................4
                      Predecessor Security...................................................4
                      Ranking junior to the Securities.......................................5
                      Ranking on a parity with the Securities................................5
                      Registered Security....................................................5
                      Regular Record Date....................................................5
                      Responsible Officer....................................................5
                                       TABLE OF CONTENTS





                                                                                          Page

                      Securities.............................................................5
                      Security Register and Security Registrar...............................5
                      Senior Debt............................................................5
                      Special Record Date....................................................6
                      Stated Maturity........................................................6
                      Trust Indenture Act....................................................6
                      Trustee................................................................6
               Section 102.  Compliance Certificates and Opinions............................6
               Section 103.  Form of Documents Delivered to Trustee..........................7
               Section 104.  Acts of Holders.................................................7
               Section 105.  Notices, etc., to Trustee and the Company.......................8
               Section 106.  Notice to Holders; Waiver.......................................8
               Section 107.  Conflict with Trust Indenture Act...............................9
               Section 108.  Effect of Headings and Table of Contents........................9
               Section 109.  Successors and Assigns..........................................9
               Section 110.  Separability Clause.............................................9
               Section 111.  Benefits of Indenture...........................................9
               Section 112.  Governing Law...................................................9
               Section 113.  Legal Holidays.................................................10
               Section 114.  Counterparts...................................................10

        ARTICLE TWO:  Security Form.........................................................10
               Section 201.  Form Generally.................................................10
               Section 202.  Form of Trustee's Certificate of Authentication................10

        ARTICLE THREE:  The Securities......................................................11
               Section 301.  Amount Limited and One Series..................................11
               Section 302.  Form and Denomination..........................................11
               Section 303.  Execution, Authentication, Delivery and Dating.................12
               Section 304.  Temporary Securities...........................................13
               Section 305.  Registration; Registration of Transfer and Exchange............13
               Section 306.  Mutilated, Destroyed, Lost and Stolen Securities...............14
               Section 307.  Payment of Interest; Interest Rights Preserved.................15
               Section 308.  Persons Deemed Owners..........................................15
               Section 309.  Cancellation...................................................16
               Section 310.  Computation of Interest........................................16
               Section 311.  Adjustment of Principal........................................16
               Section 312.  Exchange of Securities for Capital Securities..................17

        ARTICLE FOUR:  Satisfaction and Discharge...........................................18
               Section 401.  Satisfaction and Discharge of Indenture........................18
               Section 402.  Application of Trust Money.....................................18
                                       TABLE OF CONTENTS






                                                                                          Page
        ARTICLE FIVE:  Remedies.............................................................19
               Section 501.  Events of Default..............................................19
               Event of Default.............................................................19
               Section 502.  Acceleration of Maturity; Rescission and Annulment.............19
               Section 503.  Collection of Indebtedness and Suits for Enforcement by
                             Trustee........................................................20
               Section 504.  Trustee May File Proofs of Claim...............................20
               Section 505.  Trustee May Enforce Claims without Possession of Securities....21
               Section 506.  Application of Money Collected.................................21
               Section 507.  Limitation on Suits............................................22
               Section 508.  Unconditional Right of Holders to Receive Principal and Interest
                             and Conditional Right to Exchange Securities for Capital
                             Securities.....................................................22
               Section 509.  Restoration of Rights and Remedies.............................23
               Section 510.  Rights and Remedies Cumulative.................................23
               Section 511.  Delay or Omission Not Waiver...................................23
               Section 512.  Control by Holders of Securities...............................23
               Section 513.  Waiver of Past Defaults........................................24
               Section 514.  Undertaking for Costs..........................................24
               Section 515.  Waiver of Stay or Extension Laws...............................24

        ARTICLE SIX:  The Trustee...........................................................25
               Section 601.  Certain Duties and Responsibilities............................25
               Section 602.  Notice of Default..............................................25
               Section 603.  Certain Rights of Trustee......................................25
               Section 604.  Not Responsible for Recitals or Issuance of the Securities.....26
               Section 605.  May Hold Securities............................................26
               Section 606.  Money Held in Trust............................................27
               Section 607.  Compensation and Reimbursement.................................27
               Section 608.  Disqualification; Conflicting Interests........................27
               Section 609.  Corporate Trustee Required; Eligibility........................27
               Section 610.  Resignation and Removal; Appointment of Successor..............28
               Section 611.  Acceptance of Appointment by Successor.........................30
               Section 612.  Merger, Conversion, Consolidation or Succession to Business....30
               Section 613.  Preferential Collection of Claims Against the Company..........30
               Section 614.  Authenticating Agent...........................................31

        ARTICLE SEVEN:  Holders' Lists and Reports by Trustee and the Company...............32
               Section 701.  Company to Furnish Trustee Names and Addresses of Holders......32
               Section 702.  Preservation of Information; Communications to Holders.........32
               Section 703.  Reports by Trustee.............................................33
               Section 704.  Reports by the Company.........................................33






                                       TABLE OF CONTENTS

                                                                                          Page

ARTICLE EIGHT:  Consolidation, Merger, Conveyance, Transfer or Lease........................33
               Section 801.  Company May Consolidate, etc. Only on Certain Terms............33
               Section 802.  Successor Corporation Substituted..............................34

        ARTICLE NINE:  Supplemental Indentures..............................................34
               Section 901.  Supplemental Indentures without Consent of Holders.............34
               Section 902.  Supplemental Indentures with Consent of Holders................35
               Section 903.  Execution of Supplemental Indentures...........................36
               Section 904.  Effect of Supplemental Indentures..............................36
               Section 905.  Conformity with Trust Indenture Act............................36
               Section 906.  Reference in Securities to Supplemental Indentures.............36

        ARTICLE TEN:  Covenants.............................................................37
               Section 1001.  Payment of Principal and Interest.............................37
               Section 1002.  Maintenance of Office or Agency...............................37
               Section 1003.  Money for Securities Payments to Be Held in Trust.............37
               Section 1004.  Officers' Certificate as to Default...........................38
               Section 1005.  Waiver of Certain Covenants...................................38
               Section 1006.  Payment of Additional Amounts.................................38

        ARTICLE ELEVEN:  No Redemption of the Securities....................................39
               Section 1101.  Applicability of Article......................................39

        ARTICLE TWELVE:  No Sinking Fund....................................................39
               Section 1201.  Applicability of Article......................................39

        ARTICLE THIRTEEN:  No Repayment at the Option of Holders............................39
               Section 1301.  Applicability of Article......................................39

        ARTICLE FOURTEEN:  Exchange of Capital Securities for Securities....................39
               Section 1401.  Applicability of Article......................................39
               Section 1402.  Exchange of Capital Securities for Securities at Stated
                              Maturity......................................................39
               Section 1403.  Rights and Duties of Holders of Securities to be
                             Exchanged for Capital Securities...............................40
               Section 1404.  Deposit and Issuance of Capital Securities....................40
               Section 1405.  Securities Due on the Stated Maturity with respect to the principal of the Security.....................................41
               Section 1406.  Form of Notice of Exchange and Capital Security Election Form.41
               Section 1407.  Company to Obtain Governmental and Regulatory Approvals.......42
               Section 1408.  Taxes on Exchange.............................................43
               Section 1409.  Provision in Case of Consolidation, Merger or Transfer of
                              Assets........................................................43
               Section 1410.  Responsibility of Trustee.....................................43





                                       TABLE OF CONTENTS

                                                                                          Page

        ARTICLE FIFTEEN:  Subordination of Securities.......................................43
               Section 1501.  Securities Subordinate to Senior Debt.........................43
               Section 1502.  Trustee and Holders of Securities May Rely on Certificate
                             of Liquidating Agent; Trustee May Require Further Evidence
                             as to Ownership of Senior Debt; Trustee Not Fiduciary to
                             Holders of Senior Debt.........................................45
               Section 1503.  Payment Permitted If No Default...............................46
               Section 1504.  Trustee Not Charged with Knowledge of Prohibition.............46
               Section 1505.  Trustee to Effectuate Subordination...........................47
               Section 1506.  Rights of Trustee as Holder of Senior Debt....................47
               Section 1507.  Article Applicable to Paying Agents...........................47
               Section 1508.  Subordination Rights Not Impaired by Acts or
                             Omissions of the Company or Holders of Senior Debt.............47

        EXHIBIT A...........................................................................51

        EXHIBIT B...........................................................................52


This Indenture (the "Indenture") is dated as of _____________________, between Humboldt Bancorp, a California corporation (hereinafter called the "Company"), having its principal place of business at 701 Fifth Street, Eureka, California 95501, and __________________________, a _______________ (hereinafter called the
"Trustee"), having its Corporate Trust Office at
-------------------------------.


                             RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 8% Certificates of Interest in a Humboldt Bancorp Note (herein called the "Securities").

All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase through exchange of the Securities issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of such Securities, as follows:


                                   ARTICLE ONE
             Definitions and Other Provisions of General Application

Section 101.  Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule or regulation under the Trust Indenture Act, either directly or by reference therein, as in force at the date as of which this instrument was executed, except as provided in Section 905, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

(4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

"Act" when used with respect to any Holder has the meaning specified in Section 104.

"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Agreement" shall mean the Second Restatement of the Agreement and Plan of Reorganization and Merger dated November __, 1999 by and among Global Bancorp, a California corporation ("Global"), Capitol Thrift & Loan Association, a
California industrial loan corporation ("Capitol"), the Company and Humboldt Bank ("Bank").

"Bancorp Market Value Per Share" shall mean the price of the last trade of Company common stock prior to the Effective Time as defined in the Agreement.

"Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of the Securities and the forms and terms thereof), such action may be taken by any committee of the Board or the Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

"Business Day," when used with respect to any Place of Payment or Place of Capital Exchange, means any day which is not a Saturday or Sunday and which is not a legal holiday or a day on which banking institutions or trust companies in that Place of Payment or Place of Capital Exchange are authorized or obligated by law or executive order to close.

"Capital Exchange Agent" means the Person or Persons appointed by the Company to give notices and to exchange Securities for Capital Securities as specified in Article Fourteen.

"Capital Exchange Date," when used with respect to the Securities, means the Stated Maturity with respect to the principal of the Security.

"Capital Exchange Price," when used with respect to any Security to be exchanged for Capital Securities, means the Bancorp Market Value Per Share plus 7% adjusted for stock splits and stock dividends from November 1, 1999.

"Capital Securities" means Company common stock.

"Capital Security Election Form" means a form substantially in the form included in Section 1406.

"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

"Company" means Humboldt Bancorp until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the "Company" shall mean such successor Person.

"Company Request and Company Order" mean, respectively, except as otherwise provided in this Indenture, a written request or order signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, Secretary or an Assistant Secretary of the Company, or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

"Corporate Trust Office" means the principal corporate trust office of the Trustee at which any particular time its corporate trust business shall be administered.

The term "Corporation" includes corporations, associations, companies and business trusts.

"Defaulted Interest" has the meaning specified in Section 307.

"Dollar or $" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

"Event of Default" has the meaning specified in Section 501.

"Holder," with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register.

"Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

"Interest Payment Date," with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

"Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

"Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

"Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company, or who may be other counsel acceptable to the Trustee, which is delivered to the Trustee.

"Outstanding," when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities or portions thereof for whose payment has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and

(iii) Securities in exchange for or in lieu of other Securities which have been authenticated and delivered, or which have been paid, pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

"Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

"Person"  means  any  individual,   corporation,   partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

"Place of Capital Exchange," when used with respect to Securities, means any place where the Securities are exchangeable for Capital Securities as specified pursuant to Section 301.

"Place of Payment," when used with respect to the Securities means any place where the principal of and interest on the Securities are payable as specified as contemplated by Section 301.

"Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

"Ranking junior to the Securities," when used with respect to any obligation of the Company shall mean any obligation of the Company which (a) ranks junior to and not equally with or prior to the Securities (or any other obligations of the Company ranking on a parity with the Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph in Section 1501 or (b) is specifically designated as ranking junior to the Securities by express provision in the instrument creating or evidencing such obligation. The securing of any obligations of the Company, otherwise ranking junior to the Securities, shall be deemed to prevent such obligations from constituting obligations ranking junior to the Securities.

"Ranking on a parity with the Securities," when used with respect to any obligation of the Company shall mean any obligation of the Company which (a) ranks equally with and not prior to the Securities in right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph in Section 1501 or (b) is specifically designated as ranking on a parity with the Securities by express provision in the instrument creating or evidencing such obligation. The securing of any obligations of the Company, otherwise ranking on a parity with the Securities, shall not be deemed to prevent such obligations from constituting obligations ranking on a parity with the Securities.

"Registered Security" means any Security in the form of Registered Securities established pursuant to Section 201 which is registered in the Security Register.

"Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the 10th business day prior to the regular interest payment date.

"Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee assigned by it to administer its corporate trust matters.

"Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

"Security  Register  and  Security   Registrar"  have  the  respective  meanings
specified in Section 305.

"Senior Debt" means

(i) any of the Company's indebtedness for borrowed or purchased money, whether or not evidenced by bonds, debentures, notes or other written instruments,

(ii)    the Company's obligations under letters of credit,

(iii) any of the Company's indebtedness or other obligations, if any, with respect to commodity contracts, interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts, and other similar agreements or arrangements designed to protect against fluctuations in currency exchange or interest rates, and

(iv) any guarantees, endorsements (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar contingent obligations in respect of obligations of others of a type described in clauses (i), (ii) and (iii), whether or not such obligation is classified as a liability on a balance sheet prepared in accordance with generally accepted accounting principles, in each case whether outstanding on the date of execution of this Indenture or thereafter incurred, other than obligations ranking on a parity with the Securities or junior to the Securities.

"Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

"Stated Maturity," when used (i) with respect to when the principal of such Security is due and payable means the earlier of January 30, 2002 or within 60 days from the occurrence of a Material Adverse Effect (as defined in the Agreement) with respect to the Company and its subsidiaries taken as a whole, but in no case shall the Stated Maturity be earlier than January 31, 2001 and
(ii) with respect to any installment of interest thereon means the date on which any interest on such installment is due and payable as specified in Section 301.

"Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

Section 102.  Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture (other than the delivery of any Security to the Trustee for authentication pursuant to Section 303), the Company shall furnish to the Trustee, if so requested by the Trustee, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not there has been compliance with such covenant or condition; and

(4) a statement as to whether, in the opinion of each such individual, there has been compliance with such condition or covenant.

Section 103.  Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give or opinion as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinions or representations with respect to such matters is erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (c) The ownership of Registered Securities shall be proved by the Security Register.

     (d) The fact and date of execution of any such instrument or writing may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by Section 512 or
          Section 513. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 701 prior to such solicitation.

Section 105.  Notices, etc., to Trustee and the Company.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Division, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.

Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders of Registered Securities is to be given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language.

Section 107.  Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 108.  Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether expressed or not.

Section 110.  Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of California.

Section 113.  Legal Holidays.

In any case where any Interest Payment Date, Capital Exchange Date, or Stated Maturity of any Security shall not be a Business Day at any Place of Payment or Place of Capital Exchange, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or exchange of Securities for Capital Securities or cash need not be made at such Place of Payment or Place of Capital Exchange on such date, but may be made on the next succeeding Business Day at such Place of Payment or Place of Capital Exchange with the same force and effect as if made on the Interest Payment Date, Capital Exchange Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Capital Exchange Date or Stated Maturity, as the case may be.

Section 114.  Counterparts.

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


                                   ARTICLE TWO
                                  Security Form

Section 201.  Form Generally.

The Registered Securities shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends, or endorsements. Each Security shall be dated the date of its authorization.

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by the execution of such Securities.

Section 202.  Form of Trustee's Certificate of Authentication.

This is one of the Securities, of the series designated herein, described in the within-mentioned Indenture.



                                                   -----------------------------
                                   as Trustee



                                            By:    _____________________________
                                                   Authorized Officer

                                  ARTICLE THREE
                                       The
                                   Securities



Section 301.  Amount Limited and One Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $5,500,000, and the Securities shall be issued in one series:

(1)     the title of the Securities shall be 8% Certificates of Interest;

(2)     principal on the Securities shall be adjustable as provided in Section
        311;

(3) the date on which the principal of the Securities is payable and due is the Stated Maturity with respect to the principal of the Security, and a Holder may elect to take the principal in cash or in Capital Securities to the extent provided in Section 312;

(4) the Securities shall bear interest at the rate of 8% per annum beginning on _______ and payable on April 15 and October 15 of each year which shall be the regular interest payment dates, with the first regular interest payment on __________ and the last payment of interest on the Stated Maturity with respect to the principal of the Security;

(5) interest for any regular interest payment and the last interest payment shall be calculated on the principal balance of the Security as of the Regular Record Date for such regular or last interest payment date, respectively for the period from the date interest first accrues for the first regular interest payment or the date of the last interest payment for the other regular payments and the last interest payment;

(6) the place, subject to the provisions of Section 1002, where the principal of and interest on Securities may be paid, any Registered Securities may be surrendered for registration of transfer, Securities may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, shall be 701 Fifth Street, Eureka, California 95501; and

(7)    the Securities shall be issued as Registered Securities without coupons.

All Securities shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.



Section 302.  Form and Denomination.

The Securities shall be issuable in the form of the Security as shown in Exhibit A and in any denomination.

Section 303.  Execution, Authentication, Delivery and Dating.

(a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. The signature of any of these officers on the Securities may be manual or facsimile.

        Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

(b) At any time and from time to time after the execution and delivery of this Indenture, Securities may be executed by the Company and delivered to the Trustee for authentication, and, except as otherwise provided in this Article Three, shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

        In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to any Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 601) shall be fully protected in relying upon:

               (i) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution certified by the Secretary or an Assistant Secretary of the Company;

               (ii) an  executed  supplemental   indenture,   if  any,  relating
                    thereto;

               (iii)an Officers'  Certificate  setting  forth the form and terms of the Securities pursuant to Sections 201 and 301 and stating that there has been compliance with all conditions precedent provided for in this Indenture relating to the issuance of such Securities; and

               (iv) an Opinion of Counsel stating

                    (A) that the form of such Securities, has been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 201 in conformity with the provisions of this Indenture;

                    (B) that the terms of such Securities, have been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 301 in conformity with the provisions of this Indenture; and

                    (C) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, and subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of general principles of equity.

(c) The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 303 if the issuance of such Securities will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

(d)  Each Registered Security shall be dated the date of its authentication.

(e) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.

There shall be no temporary Securities.

Section 305.  Registration; Registration of Transfer and Exchange.

The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this Section 305 and Section 1002, with respect to the Securities which are Registered Securities, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Company shall appoint, with respect to Securities which are Registered Securities, a "Security Registrar" for the purpose of registering such Securities and transfers and exchanges of such Securities as herein provided.

Upon surrender for registration of transfer of any Registered Security at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of like tenor and terms and aggregate principal amount.

At the option of the Holder, Registered Securities may be exchanged for other Registered Securities of any authorized form, of like tenor and terms and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

The Company shall not be required (i) to issue, register the transfer of or exchange Securities for a period of fifteen days preceding the mailing date of the relevant notice of exchange, or (ii) to register the transfer of or exchange any Registered Security so selected for exchange in whole or in part, except the unexchanged portion of such Registered Security being exchanged in part.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

If (i) any mutilated Registered Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Registered Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Registered Security or in lieu of any such destroyed, lost or stolen Registered Security, a new Security of like tenor and terms and principal amount, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Registered Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and printing expenses) connected therewith.

Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Payment of Interest; Interest Rights Preserved.

Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest shall be an adjustment to the principal amount of the Security as of the Regular Record Date for such Interest Payment Date as provided in Section 311.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue interest, which were carried by such other Security.

Section 308.  Persons Deemed Owners.

Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.  Cancellation.

All Securities surrendered for payment, transfer or exchange pursuant to this Indenture, shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the canceled Securities be returned to it.

Section 310.  Computation of Interest.

Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  Adjustment of Principal.

The aggregate principal amount of all of the Securities shall adjust in accordance with Section 2.6.2(ii) and (iii) of the Agreement. The principal amount of each Security shall adjust proportionately (i.e. such adjustment is equal to the initial principal amount of such Security divided by the aggregate initial principal amount of all of the Securities multiplied by the amount of the aggregate adjustment.) The Agreement included as Exhibit B to this Indenture is by this reference incorporated herein. Terms defined in the Agreement and not otherwise defined herein are used with the meanings defined in the Agreement and apply only for purposes of this Section 311, unless provided for otherwise.

The aggregate principal amount of all of the Securities shall be adjusted downward on a quarterly basis at the end of each quarter to the extent an adjustment is required to reflect the effect of: (a) any Loan Loss on the Church Loan portfolio identified on Schedule 2.6.2(a) to the Agreement up to a maximum of $1,024,000; (b) any Loan Loss on the Residential Loan portfolio identified on
Schedule 2.6.2(b) to the Agreement up to a maximum of $1,420,000; (c) any Loan Loss on the FHA Title I Loan portfolio identified on Schedule 2.6.2(c) to the Agreement up to a maximum of $500,000; (d) any Loan Loss on the Miscellaneous Loan portfolio identified on Schedule 2.6.2(d) to the Agreement up to a maximum of $109,000; (e) ninety percent (90%) of any Loan Loss on any of the Commercial Loans identified on Schedule 2.6.2(e) to the Agreement up a maximum of $5,520,000; (f) costs of litigation of any type, inclusive of attorneys' fees and settlements, resulting from Global's and or Capitol's actions or those of its directors, officers, employees or agents, which litigation was in existence prior to the Effective Time; (g) writedowns for any accounting adjustments required by the Company's certified public accountants for the December 31, 1999 audited financial statements of the Company which shall be issued no later than April 30, 2000 to bring the financial statements of Global and or Capitol as of the Determination Date into conformity with generally accepted accounting principles; (h) any losses on sale of other real estate owned on the books of Capitol at the Branch Purchase Effective Time; (i) costs of the Mergers incurred by Global and or Capitol and not expended or properly accrued by Global and or Capitol prior to the Determination Date; (j) any of the above-described losses, net of any recoveries, incurred by Global and or Capitol from the Determination Date to the Effective Time; and (k) any and all expenses of the Global Shareholders Committee as provided by Section 9.1 of the Agreement.

The aggregate principal amount of all of the Securities on a pro rata basis shall be adjusted upward on a quarterly basis at the end of each quarter to the extent an adjustment is required by the Agreement to reflect the effect of (a) any recoveries on any loans of Capitol, up to 30 days prior to the Stated Maturity with respect to the principal of the Security, for which there has been a Loan Loss under Sections 2.6.2(ii)(a-d) of the Agreement, (b) ninety percent (90%) of any recoveries on any loans of Capitol, up to 30 days prior to the Stated Maturity with respect to the principal of the Security, for which there has been a Loan Loss under Section 2.6.2(ii)(e) of the Agreement, (c) any interest due on the Securities that has not been paid in cash prior to the Stated Maturity with respect to the principal of the Security and (d) writeups for any accounting adjustments required by the Company's certified public accountants for the December 31, 1999 audited financial statements of the Company which shall be issued no later than April 30, 2000 to bring the financial statements of Global and Capitol as of the Determination Date into conformity with generally accepted accounting principles.

In the event that the Company and the Global Shareholders Committee as provided for in Section 9.1 of the Agreement cannot agree on the aforementioned principal adjustments, the Company and the representative of Global shall each select an outside third party expert who shall select an additional third party expert to determine such adjustments. The decision of the additional outside third party expert shall be final and binding upon the parties.

Except as provided in Section 2.6.2 of the Agreement, the Company and Bank shall have no rights of any kind whatsoever whether by offset of otherwise in or to the principal amount of any Security for any claim, loss or damage asserted against Global or Capitol or their respective shareholders, directors, officers, and agents.

The Company, to the extent possible, will provide a minimum of fifteen days notice to the Global Shareholders Committee, as provided for in Section 9.1 of the Agreement, of any aforementioned downward adjustment.

Section 312.  Exchange of Securities for Capital Securities.

Prior to the Stated Maturity with respect to the principal of the Security, the Company shall allow Holders to elect to take the principal amount of their Securities in cash or in Capital Securities in a manner as provided in Article Fourteen. Holders that do not make a proper or timely election will receive cash. However, the aggregate principal amount of Securities as of the Stated Maturity with respect to the principal of the Security to be exchanged for Capital Securities shall not exceed $2,000,000. The number of shares of Capital Securities that may be received in the exchange is equal to the principal amount as of the Stated Maturity with respect to the principal of the Security of the Securities owned by such Holder divided by the Capital Exchange Price (with any fractional shares being paid in cash using such exchange rate to value a fractional share). In the event Holders of Securities elect to exchange more than $2,000,000 in aggregate principal amount of Securities as of the Stated Maturity with respect to the principal of the Security, then as to each Holder of Securities electing to exchange their Securities for Capital Securities, the number of shares of Capital Securities to be received by such Holder shall be prorated (on a basis as such Holder's principal amount of Securities bears to the aggregate principal amount of all Securities for which its Holders have elected such Securities to be exchanged for Capital Securities) so that no more than $2,000,000 in aggregate principal amount of Securities are exchanged for Capital Securities, and any Securities of such Holder that are not exchanged shall be paid in cash.


                                  ARTICLE FOUR
                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect, including the provisions of Article Fifteen hereof (except as to any surviving rights of registration of transfer or exchange of the Securities herein expressly provided for and rights to receive payments of principal and interest thereon and any right to receive additional amounts, as provided in Section 1006) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

(1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, or (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid or discharged from such trust as provided in Section 1003) have been delivered to the Trustee canceled or for cancellation;

(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that there has been compliance with all conditions precedent relating to the satisfaction and discharge of this Indenture.

Section 402.  Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and such money shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money have been deposited with the Trustee.

                                         ARTICLE FIVE
                                           Remedies

Section 501.  Events of Default.

"Event of Default," wherever used herein with respect to Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(2) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Securities declare the principal amount of and all accrued but unpaid interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Securities shall terminate.

At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(1) the Company has paid or deposited with the Trustee a sum sufficient to pay

        (A) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

        (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2) all Events of Default with respect to Securities, other than the non-payment of the principal which have become due solely by such declaration of acceleration, have been cured or waived as provided in
        Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(1) default is made in the payment of the principal of any Security at the Maturity thereof, or

(2) default is made in the performance, or breach, of any covenant or warranty of the Company in this Indenture, and such default or breach continues for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the amount then due and payable on such Securities for principal and interest, including the delivery of any Capital Securities then required to be delivered, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal and, upon overdue installment of interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts (including the delivery of any Capital Securities then required to be delivered) forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and the delivery of any Capital Securities required to be delivered and not so delivered, or, in the case of the failure to deliver Capital Securities, money equal to the principal amount of the Securities for which the Capital Securities were to be exchanged, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys (or money equal to the principal amount of any Securities for which Capital Securities were to be exchanged) adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

Section 504.  Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

(1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.  Trustee May Enforce Claims without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:  To the payment of all amounts due the Trustee under Section 607;

SECOND: To the payment of amounts  then due and unpaid to the holders of Senior
        Debt,  to the  extent required by Article Fifteen;


THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Securities, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

FOURTH: The balance, if any, to the Person or Persons entitled thereto.

Section 507.  Limitation on Suits.

No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal and Interest
            and Conditional Right to Exchange Securities for Capital Securities.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of and (subject to Section 307) interest on such Security and to have the Securities exchanged for Capital Securities pursuant to Article Fourteen, and to institute suit for the enforcement of any such payment or exchange, and such right shall not be impaired without the consent of such Holder, subject, however, to the provisions of Article Fifteen.

Section 509.  Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control by Holders of Securities.

The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities, provided, that:

(1) such direction shall not be in conflict with any rule of law or with this Indenture;

(2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be unjustly prejudicial to the Holders of Securities not joining in any such direction; and

(3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.




Section 513.  Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder with respect to such Securities and its consequences, except a default:

(1)     in the payment of the principal of or interest on any Security, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having a due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security or for the enforcement of the right to exchange any Securities for Capital Securities as provided in Article Fourteen.

Section 515.  Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   The Trustee

Section 601.  Certain Duties and Responsibilities.

The duties and responsibilities of the Trustee shall be as provided in the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Default.

If a default occurs hereunder with respect to the Securities the Trustee shall transmit by mail to all Holders of Securities notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security or in the exchange of Capital Securities for Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

Section 603.  Certain Rights of Trustee.

Except as otherwise provided in Section 601:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, other than any such books or records containing information as to the affairs of the customers of the Company or any of its subsidiaries; provided that the Trustee may examine such books and records relating to customers to the extent that such books and records contain information as to any payments made to such customers in their capacity as Holders of Securities; and

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Capital Exchange Agent or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

Section 604.  Not Responsible for Recitals or Issuance of the Securities.

The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, and the information in any registration statement, including all attachments thereto, except information provided by the Trustee therein, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any Capital Securities. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds thereof.

Section 605.  May Hold Securities.

The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.

Section 606.  Money Held in Trust.

Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.

The Company agrees:

(1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder which shall have been separately agreed to by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3) to indemnify the Trustee for, and to hold it harmless against, any claim, loss, liability or expense incurred without negligence or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities. The claims of the Trustee under this Section shall not be subject to the provisions of Article Fifteen.

Section 608.  Disqualification; Conflicting Interests.

If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.  Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least
$5,000,000, and subject to supervision or examination by federal or state authority; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

(b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

(c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

(d)     If at any time:

        (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months,

        (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder,

        (3) the Trustee shall become incapable of acting with respect to any Securities or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

        (4) the Trustee shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Securities and the appointment of a successor Trustee. In addition, the Company may remove the Trustee if the Company shall determine by a Board Resolution that the services provided by the Trustee may be obtained at a substantially lower cost to the Company.

(e) If the Trustee shall resign, be removed or become incapable of acting with respect to the Securities, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities and the address of its Corporate Trust Office.




Section 611.  Acceptance of Appointment by Successor.

(a) In the case of an appointment hereunder of a successor Trustee with respect to the Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

(c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the executing or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

Section 613.  Preferential Collection of Claims Against the Company.

If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any such other obligor).


Section 614.  Authenticating Agent.

The Trustee shall upon the Company's request appoint one authenticating agent (including, without limitation, the Company or any Affiliate thereof) with respect to the Securities which shall be authorized on behalf of the Trustee in authenticating Securities in connection with the issue, delivery, registration of transfer, exchange or repayment of such Securities. Wherever reference is made in this Indenture to the authentication of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Company and must be a corporation organized and doing business under the laws of the United States or of any State, having a combined capital and surplus of at least $1,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

The Trustee hereby initially appoints ________________ as its authenticating agent.

Any corporation succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

An authenticating agent may at any time resign with respect to the Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent with respect to the Securities by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section.

The Trustee agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 607.

The provisions of Sections 104, 111, 306, 309, 603, 604 and 605 shall be applicable to any authenticating agent.

Pursuant to each appointment made under this Section, the Securities covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

        This is one of the Securities, described in the within-mentioned Indenture.




                                        By  _________________________________
                                            As Authenticating Agent for the
                                            Trustee



                                          By  _________________________________
                                              Authorized Officer


                                  ARTICLE SEVEN
              Holders' Lists and Reports by Trustee and the Company

Section 701.  Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee with respect to the Securities for which it acts as Trustee:

(1) semi-annually, not more than 15 days after the Regular Record Date a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date as the case may be, and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

Section 702.  Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Paying Agent or Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

(b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 703.  Reports by Trustee.

(a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture and at any other time required by the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture and such other matters as may be required pursuant to the Trust Indenture Act in the manner required by the Trust Indenture Act.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and also with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

Section 704.  Reports by the Company.

The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the time and in the manner pursuant to the Trust Indenture Act; provided that such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company May Consolidate, etc. Only on Certain Terms.

The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including all additional amounts, if any, payable pursuant to Section 1006) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

(3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein relating to such transaction have been met.

Section 802.  Successor Corporation Substituted.

Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE
                             Supplemental Indentures

Section 901.  Supplemental Indentures without Consent of Holders.

Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another corporation to the Company, and the assumption by such successor of the covenants of the Company herein and in the Securities contained;

(2) to add to the covenants of the Company, for the benefit of the Holders of the Securities to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company;

(3)     to add any additional Events of Default;

(4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination (a) shall become effective only when there is no Security Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions or (b) shall not apply to any Security Outstanding;

(5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

(6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Securities in any material respect; or

(7) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Securities in any material respect.

Section 902.  Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the interest thereon or change any obligation of the Company to pay additional amounts pursuant to Section 1006 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or change any Place of Payment, or impair any right to the delivery of Capital Securities in exchange for Securities provided for in this Indenture or the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof,

(2) reduce the percentage in principal amount of the Outstanding Securities except as provided in Section 311, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

(3) modify any of the provisions of this Section, Section 513 or Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

(4) impair the right of any Holder of Securities to receive Capital Securities on the Capital Exchange Date for Securities as set forth in Article Fourteen.

It shall not be necessary for any Act of Holders of the Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.  Reference in Securities to Supplemental Indentures.

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN
                                    Covenants

Section 1001.  Payment of Principal and Interest.

The Company covenants and agrees for the benefit of the Securities that it will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

For all purposes of this Indenture, the exchange of Capital Securities for Securities pursuant to the Indenture shall constitute full payment of principal of the Securities being exchanged on the Capital Exchange Date for Securities.

Section 1002.  Maintenance of Office or Agency.

The Company will maintain in the Place of Payment for Securities an office or agency where the Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee and any change in the location of any such office or agency from the location specified in Section 301. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices or demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency at the Place of Payment. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of or interest on any of the Securities segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents with respect to the Securities, it will, on or before each due date of the principal of or interest on any of the Securities deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent with respect to the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of or interest on the Securities; and

(3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of terminating its obligations under this Indenture with respect to Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee such Paying Agent shall be released from all further liability with respect to such money.

Section 1004.  Officers' Certificate as to Default.

The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

Section 1005.  Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any covenant or condition applicable to the Securities pursuant to Section 301 unless such covenant or condition is determined pursuant to Section 301 not to be subject to this provision if, before the time for such compliance the Holders of at least a majority in principal amount of the Securities at the time Outstanding to which such covenant or condition applies shall by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Section 1006.  Payment of Additional Amounts.

If the Securities provide for the payment of additional amounts, the Company will pay to the Holder of any Security additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.


                                 ARTICLE ELEVEN
                         No Redemption of the Securities

Section 1101.  Applicability of Article.

The Securities are not redeemable before their Stated Maturity.


                                 ARTICLE TWELVE
                                 No Sinking Fund

Section 1201.  Applicability of Article.

There is no sinking fund for the retirement of Securities.


                                ARTICLE THIRTEEN
                      No Repayment at the Option of Holders

Section 1301.  Applicability of Article.

The Securities are not repayable at the option of the Holders thereof before their Stated Maturity.


                                ARTICLE FOURTEEN
                  Exchange of Capital Securities for Securities

Section 1401.  Applicability of Article.

The  Securities  may be exchanged  for Capital  Securities  in  accordance  with
Section 312 of this Indenture.

Section 1402.  Exchange of Capital Securities for Securities at Stated Maturity.

On the Stated Maturity with respect to the principal of the Security, the Securities may be exchanged for Capital Securities pursuant to Section 312 or for payment in cash pursuant to Section 502. The Company shall send a Notice of Exchange and Capital Security Election Form substantially as set forth in
Section 1406 to all Holders of Securities and the Capital Exchange Agent in the manner provided in Section 106 no less than 30 days prior to the Stated Maturity with respect to the principal of the Security. The election form shall allow a Holder to indicate his or her election to take the entire principal amount as of the Stated Maturity with respect to the principal of the Security of the Securities owned by such Holder in whole shares of Capital Securities at the Capital Exchange Price (with any fractional shares being paid in cash using such exchange price to value a fractional share).
 The Company must receive the election notice at least five business days prior to the Stated Maturity with respect to the principal of the Security in order for the election notice to be effective. Holders of the Securities who do not provide to the Company an election notice at least five business days prior to the Stated Maturity with respect to the principal of the Security, shall be deemed to have elected to take all cash for their Securities.

Any interest due on the Securities on the Stated Maturity with respect to the principal of the Security to Holders of Securities shall be paid in cash.

Section 1403.  Rights and Duties of Holders of Securities to be
               Exchanged for Capital Securities.

(a) In order for any Holder of any Security who has duly returned a Capital Security Election Form to receive Capital Securities on the Stated Maturity with respect to the principal of the Security, the Holder shall also have surrendered such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder of any Registered Security or his attorney duly authorized in writing) to the Capital Exchange Agent at least five business days before the Stated Maturity with respect to the principal of the Security. Except as provided in Section 307, no payment or adjustment shall be made upon any exchange on account of any interest accrued on any Securities surrendered for exchange or on account of any dividends on the Capital Securities issued upon exchange.

(b) Securities to be exchanged shall be deemed to have been exchanged on the Stated Maturity with respect to the principal of the Security in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease (subject to the provisions of Section 307), and the Person or Persons entitled to receive the Capital Securities issuable upon such exchange shall be treated for all purposes as the record holder or holders of such Capital Securities at such time.

Section 1404.  Deposit and Issuance of Capital Securities.

On the Stated Maturity with respect to the principal of the Security, the Company shall deposit with the Trustee or with a Capital Exchange Agent (or, if the Company is acting as Capital Exchange Agent, segregate and hold in trust as provided in Section 1003) Capital Securities and an amount of money which together are sufficient to pay the Capital Exchange Price of, and accrued interest on, all the Securities or portions thereof which are to be exchanged on that date.

As promptly as practicable after the surrender of the Securities to be exchanged for Capital Securities and the receipt of the Capital Security Election Form properly completed and timely returned with all appropriate documents, the Company shall deliver to such Holder, or on such Holder's written order, a certificate or certificates for the number of full shares of Capital Securities deliverable upon the exchange of such Securities or portion thereof in accordance with the provisions of this Article and a check in respect of any fractional interest in a share of Capital Securities, the principal amount of such Securities not exchanged for Capital Securities and any interest due on such Securities.

Section 1405. Securities Due on the Stated Maturity with respect to the principal of the Security.

Notice of exchange having been given as aforesaid, the Securities shall on the Stated Maturity with respect to the principal of the Security become due and payable in cash or Capital Securities with Capital Securities to be exchanged payable at the Capital Exchange Price, and from and after such date (unless the Company shall default in the payment of the Capital Exchange Price and accrued interest) Securities to be exchanged shall cease to bear interest. Upon surrender of any Security for exchange in accordance with said notice, such Security shall be paid by the Company, together with accrued interest to the Stated Maturity with respect to the principal of the Security.

If any Security called for exchange shall not be so paid or exchanged upon surrender thereof for exchange, the principal shall, until paid, bear interest from the Stated Maturity with respect to the principal of the Security at the rate prescribed therefor in such Security.

Section 1406.  Form of Notice of Exchange and Capital Security Election Form.

The form of Capital Security Election Form shall be substantially as follows with such additions, deletions or changes thereto as may be approved by the
Company:

                             NOTICE OF EXCHANGE AND
                         CAPITAL SECURITY ELECTION FORM


To:     Humboldt Bancorp

The undersigned Holder of 8% Certificates of Interest ("Securities") of Humboldt Bancorp understands that the principal amount of the Securities will become due and payable and that interest thereon will cease to accrue on and after said date. Pursuant to the Second Restatement of the Agreement and Plan of Reorganization and Merger ("Agreement") dated November __, 1999 by and among Global Bancorp, a California corporation ("Global"), Capitol Thrift & Loan
Association, a California industrial loan corporation ("Capitol"), Humboldt Bancorp and Humboldt Bank ("Bank") the undersigned has the right to make an election as to payment to the Holder of the principal amount of the Securities owned by Holder in either cash or Humboldt Bancorp common stock, provided that no more than $2,000,000 in aggregate principal amount of Securities as of __________ will be exchanged for Humboldt Bancorp common stock.

If Holders of Securities elect to exchange more than $2,000,000 in aggregate principal amount of Securities as of _____________, then as to each Holder of Securities electing to exchange their Securities for Humboldt Bancorp common stock, the number of shares of Humboldt Bancorp common stock to be received by such Holder shall be prorated (on a basis as such Holder's principal amount of Securities bears to the aggregate principal amount of all Securities for which its Holders have elected such Securities to be exchanged for Humboldt Bancorp common stock) so that no more than $2,000,000 in aggregate principal amount of Securities are exchanged for Humboldt Bancorp common stock and any Securities of such Holder that are not exchanged shall be paid in cash.

Subject  to the  aforementioned  proration,  the  number of  shares of  Humboldt
Bancorp common stock that may be received in the exchange is equal to the principal amount as of _____________ of the Securities owned by such Holder divided by the Capital Exchange Price (with any fractional shares being paid in cash using such exchange price to value a fractional share) or cash. The Capital Exchange Price is the Bancorp Market Value Per Share plus 7% adjusted for stock splits and stock dividends from November 1, 1999 which is equal to $_________.

The closing stock price of Humboldt Bancorp as of ___________ was $_____.

The aggregate principal amount as of ____________ of the Securities of the Holder will be $------------.

Subject  to the  aforementioned  proration,  the  number of  shares of  Humboldt
Bancorp common stock that a Holder making an election to receive Humboldt Bancorp common stock in lieu of cash will be ___________ with any fractional share to be paid in cash based on the Capital Exchange Price.

The undersigned elects to receive on ___________ pursuant to the Indenture dated as of __________, ____ ("Indenture"), between Humboldt Bancorp and _____________ _______________, as Trustee, common stock ("Common Stock") of Humboldt Bancorp in the principal amount of the Securities as of ________________

In Humboldt Bancorp common stock ___________% In cash ____________% The total of the two percentages must add to 100%

If no election is made or if this form, properly completed, is not received by Humboldt Bancorp by _____________ (five business days before ______________), the undersigned Holder will be deemed to have elected cash. NO PAYMENT OF CASH OR STOCK WILL BE MADE UNLESS THIS FORM IS RECEIVED BY HUMBOLDT BANCORP ALONG WITH THE ORIGINAL 8% CERTIFICATE OF INTEREST CERTIFICATE AND OTHER APPROPRIATE DOCUMENTS AS SPECIFIED IN THE INSTRUCTIONS HERETO.

THIS ELECTION ONCE MADE IS IRREVOCABLE.



Dated ____________________________________________________
                                            Name of Holder



Section 1407.  Company to Obtain Governmental and Regulatory Approvals.

The Company covenants that if any Capital Securities required to be exchanged for Securities hereunder require registration with or approval of any governmental authority under any federal or state law, or any national securities exchange, before such Capital Securities may be issued, the Company will in good faith and as expeditiously as possible endeavor to cause such Capital Securities to be duly registered or approved, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligation of the Company to exchange Capital Securities for Securities as provided in this Article.


Section 1408.  Taxes on Exchange.

The Company will pay any and all transfer, stamp or similar taxes that may be payable in respect of the issuance or delivery of Capital Securities in exchange for Securities pursuant hereto to the registered holder of the Securities. If delivery of the Capital Securities is to a person or entity other than the registered holder of the Securities, such taxes must be paid by the Holder of such Security to the Company or the Capital Exchange Agent prior to such delivery.

Section 1409.  Provision in Case of Consolidation, Merger or Transfer of Assets.

In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any conveyance or transfer of the properties and assets of the Company substantially as an entirety, the corporation formed by such consideration or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter to receive voting common stock of such successor on the Stated Maturity with respect to the principal of the Security with a value equal to the value of Capital Securities valued at the Bancorp Market Value Per Share that would be received in the exchange of any Security for Capital Securities. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances or transfers.

Section 1410.  Responsibility of Trustee.

The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities to be exchanged to determine the Bancorp Market Value Per Share of any Capital Securities delivered in exchange for Securities and may rely on and shall be entitled to receive prior to the Stated Maturity with respect to the principal of the Security an Officers' Certificate of the Company as to the Bancorp Market Value Per Share of the Capital Securities being exchanged for the Securities. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Capital Securities which may at any time be issued or delivered in exchange for any Security; and the Trustee does not make any representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Capital Securities or Capital Security certificates or other securities or property upon the surrender of any Security for the purpose of exchange or to comply with any of the covenants of the Company contained in this Article.

                                 ARTICLE FIFTEEN
                           Subordination of Securities


Section 1501.  Securities Subordinate to Senior Debt.

The Company covenants and agrees that anything in this Indenture or the Securities to the contrary notwithstanding, the indebtedness evidenced by the Securities is subordinate and junior in right of payment to all Senior Debt to the extent provided herein, and each Holder of Securities by such Holder's acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt.

In the event of:

(a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

(b)     any proceeding for the  liquidation,  dissolution or other winding up of
        the  Company,  voluntary  or  involuntary,   whether  or  not  involving
        insolvency or bankruptcy proceedings,

(c)     any assignment by the Company for the benefit of creditors, or

(d)     any other marshaling of the assets of the Company,

all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations.

In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan or reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities, the obligation of the Company to pay to such Holders the principal of and interest on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the Holders.

Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Debt then outstanding. Upon the payment in full of all Senior Debt, the Holders of Securities shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the indebtedness evidenced by the Securities shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Debt, and not on account of the Securities.

The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Debt or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

The provisions of this Section 1501 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

Section 1502. Trustee and Holders of Securities May Rely on Certificate of Liquidating Agent; Trustee May Require Further Evidence as to Ownership of Senior Debt; Trustee Not Fiduciary to Holders of Senior Debt.

Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself or herself to be a holder of Senior Debt (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Debt (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payments or distributions pursuant to this Article Fifteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Fifteen, and if such evidence is not furnished, the Trustee may offer any payment to such Person pending judicial determination as to the right of such Person to receive payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt.

Section 1503.  Payment Permitted If No Default.

Nothing contained in this Article Fifteen or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in Section 1501, from making payments of the principal of or interest on the Securities or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of or interest on the Securities, if, at the time of such deposit, the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 1504 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Company with the Trustee or any Paying Agent (other than the Company) such payment would not have been prohibited by the provisions of this Article, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such date.

Section 1504.  Trustee Not Charged with Knowledge of Prohibition.

Anything in this Article Fifteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1501 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Debt who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Debt shall be outstanding. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent.

Section 1505.  Trustee to Effectuate Subordination.

Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Debt as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

Section 1506.  Rights of Trustee as Holder of Senior Debt.

The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at the time be held by it, to the same extent as any other holder of Senior Debt; provided that nothing in this Article shall deprive the Trustee of any rights as such holder and provided further that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1507.  Article Applicable to Paying Agents.

In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee, provided, however, that Sections 1504 and 1506 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

Section 1508.  Subordination Rights Not Impaired by Acts or
                        Omissions of the Company or Holders of Senior Debt.

No right of any present or future holders of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Debt may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Debt, or amend or supplement any instrument pursuant to which any such Senior Debt is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Securities under this Article.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                HUMBOLDT BANCORP



                                            By  ________________________________
                                            Its  _______________________________

[CORPORATE SEAL]

Attest:



                                            By _________________________________
                                            Its                   Secretary



                                            TRUSTEE



                                            By  ________________________________
                                            Its  _______________________________

[CORPORATE SEAL]

Attest:



                                            By  _______________________________
                                            Its                   Secretary